FOR IMMEDIATE RELEASE

            AMERADA HESS REPORTS RESULTS FOR THE FOURTH QUARTER 2001



     New York, New  York....January  23,  2002...Amerada Hess Corporation (NYSE:
AHC) reported operating earnings, excluding special items, of $85 million for the fourth quarter of 2001 compared with earnings of $304 million for the fourth quarter of 2000. For the full year, operating earnings were $945 million compared with earnings of $987 million in 2000. Net income amounted to $54 million in the fourth quarter of 2001 and $914 million for the year.

     The after-tax results by major operating activity in 2001 and 2000 were as follows (in millions, except per share amounts):



                                              Three months ended                     Year ended
                                                 December 31                        December 31
                                          -------------------------          --------------------------
                                              2001*           2000*              2001*             2000
                                          ---------        --------          ---------      -----------


Exploration and production                  $   115         $   234           $    923        $    868
Refining, marketing and shipping                 25             114                235             288
Corporate                                       (14)            (11)               (78)            (43)
Interest expense                                (41)            (33)              (135)           (126)
                                            --------        --------          ---------       ---------


Operating earnings                               85             304                945             987
Special                                         (31)             36                (31)             36
                                            --------        --------          ---------       ---------

Net income                                  $    54         $   340           $    914        $  1,023
                                            ========        ========          =========       =========

Net income per share (diluted)              $   .61         $  3.83           $  10.25        $  11.38
                                            ========        ========          =========       =========


*Unaudited



     The Corporation's oil and gas production, on a barrel-of-oil equivalent basis, was 468,000 barrels per day in the fourth quarter of 2001, an increase of 20% over 2000. Full year 2001 production averaged 433,000 barrels per day, an increase of 16% over last year. The Corporation's average worldwide crude oil selling price in the fourth quarter of 2001 was approximately $21.00 per barrel, a decrease of $3.80 per barrel from the fourth quarter of 2000. The average crude oil selling price for the full year of 2001 was approximately $24.25 per barrel, a decrease of $.90 per barrel from 2000. The Corporation's average United States natural gas selling price was $2.87 per Mcf in the fourth quarter of 2001, a decrease of $2.40 from the fourth quarter of 2000. The Corporation's average United States natural gas selling price was $3.99 per Mcf for the year 2001, an increase of $.25 per Mcf from 2000. Exploration and production earnings in the fourth quarter and year of 2001 reflect higher exploration expenses than in the corresponding periods of 2000.

     Refining and marketing results were lower in the fourth quarter of 2001 compared with the fourth quarter of 2000, principally reflecting lower refining margins, partially offset by improved earnings from retail operations.

     After-tax special items in 2001 and 2000 are summarized below (in millions):




                                              Three months ended                     Year ended
                                                 December 31                        December 31
                                          -------------------------          --------------------------
                                              2001            2000               2001              2000
                                          ---------        --------          ---------      -----------


Charge related to Enron bankruptcy          $   (19)        $     -           $    (19)       $    --
Serverance accrual                              (12)              -                (12)            --
Net gain on termination of
  acquisition                                     -              60                  -              60
Costs associated with a research
  and development venture                         -             (24)                 -             (24)
                                            --------        --------          ---------       ---------
                                            $   (31)        $    36           $    (31)       $     36
                                            ========        ========          =========       =========


*Unaudited



     In the fourth quarter of 2001, the Corporation recorded a charge for estimated losses due to the bankruptcy of certain subsidiaries of Enron Corporation. In addition, the Corporation recorded a charge for severance expenses resulting from cost reduction initiatives.

     Sales and other operating revenues in the fourth quarter of 2001 amounted to $2,881 million compared with $3,685 million in the fourth quarter of 2000. Sales and other operating revenues were $13,413 million for the year 2001 compared with $11,993 million in 2000. Capital expenditures for the year 2001 were $5,221 million, including $2,720 million for the purchase of Triton Energy Limited. Capital expenditures for the year 2000 were $938 million.



                       Consolidated Financial Information



                                              Three months ended                     Year ended
                                                 December 31                        December 31
                                          -------------------------          --------------------------
                                              2001*           2000*              2001*             2000
                                          ---------        --------          ---------      -----------
                                                        (In millions, except per share amounts)


Sales and other operating revenues          $ 2,881         $ 3,685           $ 13,413        $ 11,993
                                            ========        ========          =========       =========

Operating earnings                               85             304                945             987
Special items                                   (31)             36                (31)             36
                                            --------        --------          ---------       ---------
Net income                                  $    54         $   340           $    914        $  1,023
                                            ========        ========          =========       =========

Net income per share (diluted)              $   .61         $  3.83              10.25           11.38
Weighted average number of shares              88.7            88.8               89.1            89.9


*Unaudited



             AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                    SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                                 (IN MILLIONS)

                                                            Fourth                  Fourth                  Third
                                                            Quarter                 Quarter                  Quarter
                                                             2001                    2000                     2001
                                                        --------------          --------------          --------------
                                                              (A)                     (B)                      (C)

Line
No.     Income Statement
          Revenues

 1          Sales and other operating revenues          $       2,881           $       3,685           $       2,888
            Non-operating income
 2               Equity in income of HOVENSA L.L.C                (19)                     46                      11

 3               Other                                             23                      75                      35

                                                        --------------          --------------          --------------
 4                    Total revenues                            2,885                   3,806                   2,934
                                                        --------------          --------------          --------------

          Costs and Expenses
 5          Cost of products sold                               1,717                   2,523                   1,848
 6          Production expenses                                   189                     156                     196
 7          Marketing expenses                                    197                     157                     161
 8          Exploration expenses, including dry holes
                and lease impairment                              137                      72                      75
 9          Other operating expenses                               61                      66                      54
10          General and administrative expenses                   118                      72                      71
11          Interest expenses                                      62                      43                      51
12          Depreciation, depletion and amortization              303                     198                     254
                                                        --------------          --------------          --------------

13                    Total costs and expenses                  2,784                   3,287                   2,710
                                                        --------------          --------------          --------------

14          Income before income taxes                            101                     519                     224
15          Provision for income taxes                             47                     179                      57
                                                        --------------          --------------          --------------

16          Net income                                  $          54           $         340           $         167
                                                        ==============          ==============          ==============

        Segment Analysis
17          Exploration and production                  $         115           $         234           $         228
18          Refining, marketing and shipping                       25                     114                       5
19          Corporate                                             (14)                    (11)                    (32)
20          Interest expense                                      (41)                    (33)                    (34)
                                                        --------------          --------------          --------------
21          Operating earnings                                     85                     304                     167

22          Special items                                         (31)                     36                      --
                                                        --------------          --------------          --------------

23          Net income                                  $          54           $         340           $         167
                                                        ==============          ==============          ==============

24      Cash Flow From Operations (*)                   $         439           $         526           $         500
                                                        ==============          ==============          ==============

        Capital Expenditures
25          Exploration and production                  $         488           $         292           $       3,208
26          Refining, marketing and shipping                       32                      35                      25
                                                        --------------          --------------          --------------
27                    Total capital expenditures        $         520           $         327           $       3,233
                                                        ==============          ==============          ==============

        At End of Period
28          Total debt                                  $       5,665           $       2,050           $       5,496
                                                        ==============          ==============          ==============

29          Stockholders' equity                        $       4,907           $       3,883           $       4,820
                                                        ==============          ==============          ==============

        (*) Net income adjusted for depreciation and amortization, exploratory dry holes, deferred income taxes and undistributed earnings of affiliates.



             AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                    SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                                 (IN MILLIONS)

                                                                                                Year
                                                                                --------------------------------------
                                                                                     2001                     2000
                                                                                --------------          --------------
                                                                                      (A)                      (B)

Line
No.     Income Statement
          Revenues

 1          Sales and other operating revenues                                  $      13,413           $       11,993
            Non-operating income
 2               Equity in income of HOVENSA L.L.C                                         58                      121
 3               Other                                                                    142                      163
                                                                                --------------          ---------------
 4                    Total revenues                                                   13,613                   12,277
                                                                                --------------          ---------------

          Costs and Expenses
 5          Cost of products sold                                                       8,735                    7,883
 6          Production expenses                                                           711                      557
 7          Marketing expenses                                                            663                      542
 8          Exploration expenses, including dry holes
                and lease impairment                                                      368                      289
 9          Other operating expenses                                                      224                      234
10          General and administrative expenses                                           313                      224
11          Interest expense                                                              194                      162
12          Depreciation, depletion and amortization                                      967                      714
                                                                                --------------          ---------------

13                    Total costs and expenses                                         12,175                   10,605
                                                                                --------------          ---------------

14          Income before income taxes                                                  1,438                    1,672
15          Provision for income taxes                                                    524                      649
                                                                                --------------          ---------------

16          Net income                                                          $         914           $        1,023
                                                                                ==============          ===============

17      Cash Flow From Operations                                               $       2,141           $        1,948
                                                                                ==============          ===============

        Capital Expenditures
18          Exploration and production                                          $       5,061           $          783
19          Refining, marketing and shipping                                              160                      155
                                                                                --------------          ---------------

20                    Total capital expenditures                                $       5,221           $          938
                                                                                ==============          ===============

                                                                                  December 31              December 31
                                                                                      2001                    2000
                                                                                --------------          ---------------
        Balance Sheet Information
21          Current assets                                                      $       3,972           $        4,115
22          Investments                                                                 1,636                    1,050
23          Property, plant and equipment - net                                 $       8,165           $        4,323
24          Other assets                                                        $       1,607           $          786
                                                                                --------------          ---------------
25                    Total assets                                              $      15,380           $       10,274
                                                                                ==============          ===============

26          Current liabilities                                                         3,729                    3,538
27          Long-term debt                                                      $       5,283           $        1,985
28          Deferred liabilities and credits                                            1,461                      868
29          Stockholders' equity                                                        4,907                    3,883
                                                                                --------------          ---------------

30                    Total liabilities and stockholders' equity                $      15,380           $       10,274
                                                                                ==============          ===============



                                        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                                                      SUPPLEMENTAL OPERATING DATA
                                           (IN THOUSANDS, EXCEPT FOR AVERAGE SELLING PRICES)

                                                          Fourth           Fourth         Third
                                                         Quarter          Quarter        Quarter
                                                           2001             2000          2001
                                                        ------------    ------------   ------------
                                                           (A)               (B)             (C)

Line      Operating Data
No.            New Production Per Day
                 Crude oil - barrels
1               United States                                   62             54               66
2               United Kingdom                                 127            128              114
3               Norway                                          26             27               23
4               Denmark                                         23             25               18
5               Colombia                                        26             --               14
6               Equatorial Guinea                               13             --                9
7               Algeria                                         11              8               13
8               Gabon                                            9              6                9
9               Indonesia                                        6              5                6
10              Azerbaijan                                       4              4                4
                                                              ----           ----             ----
11                  Total                                      307            257              276
                                                              ====           ====             ====

          Natural gas liquids - barrels
12              United States                                   15             10               16
13              United Kingdom                                   7              6                6
14              Norway                                           1              1                1
15              Indonesia and Thailand                           1              1                1
                                                              ----           ----             ----
16                  Total                                       24             18               24
                                                              ====           ====             ====

          Natural gas - mcf
17              United States                                  436            277              464
18              United Kingdom                                 291            306              240
19              Denmark                                         45             45               39
20              Norway                                          27             26               24
21              Indonesia, Thailand and other                   21             33               30
                                                              ----           ----             ----
22                  Total                                      820            687              797
                                                              ====           ====             ====
23        Barrels of oil equivalent                            468            390              433
                                                              ====           ====             ====
          Average Selling Price
          Crude oil - per barrel
24              United States                               $20.66         $24.35           $23.38
25              Foreign                                      21.18          24.99            24.62

          Natural gas liquids - per barrel
26              United States                               $12.31         $26.38           $17.73
27              Foreign                                      14.97          26.43            17.86

          Natural gas - per mcf
28              United States                                $2.87          $5.27            $3.42
29              Foreign                                       2.65           2.44             1.96

          Marketing and Refining - Barrels Per Day
30           Refined products sold                             353            396              343
                                                              ====           ====             ====
31           Refinery runs (net)                               194            217              205
                                                              ====           ====             ====


             AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                           SUPPLEMENTAL OPERATING DATA
                (IN THOUSANDS, EXCEPT FOR AVERAGE SELLING PRICES)

                                                                          Year
                                                                ------------------------
                                                                2001                2000
                                                                ----                ----
                                                                 (A)                (B)

Line      Operating Data
No.            New Production Per Day
                 Crude oil - barrels
1               United States                                      63                55
2               United Kingdom                                    119               119
3               Norway                                             25                25
4               Denmark                                            20                25
5               Colombia                                           10                --
6               Equatorial Guinea                                   6                --
7               Algeria                                            13                 2
8               Gabon                                               9                 7
9               Indonesia                                           6                 4
10              Azerbaijan                                          4                 3
                                                                  ----             ----
11                  Total                                         275               240
                                                                  ====             ====

          Natural gas liquids - barrels
12              United States                                      14                12
13              United Kingdom                                      7                 6
14              Norway                                              1                 2
15              Indonesia and Thailand                              1                 1
                                                                  ----             ----
16                  Total                                          23                21
                                                                  ====             ====

          Natural gas - mcf
17              United States                                     424               288
18              United Kingdom                                    291               297
19              Denmark                                            43                37
20              Norway                                             25                24
21              Indonesia, Thailand and other                      29                33
                                                                  ----             ----
22                  Total                                         812               679
                                                                  ====             ====
23        Barrels of oil equivalent                               433               374
                                                                  ====             ====

          Average Selling Price
          Crude oil - per barrel
24              United States                                  $23.29            $23.97
25              Foreign                                         24.58             25.53

          Natural gas liquids - per barrel
26              United States                                  $18.64            $22.30
27              Foreign                                         18.91             23.41

          Natural gas - per mcf
28              United States                                   $3.99             $3.74
29              Foreign                                          2.54              2.20

          Marketing and Refining - Barrels Per Day
30           Refined products sold                                387               366
                                                                  ====             ====
31           Refinery runs (net)                                  202               211
                                                                  ====             ====


         CONTACT: AMERADA HESS CORPORATION - C.T. TURSI (212) 536-8593